UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
           SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 16, 2006
                                (Date of Report)


                        SUPREME REALTY INVESTMENTS, INC.
             (Exact name of registrant as specified in its charter)



          NEVADA                    000-49770               43-1954776
(State of incorporation)     (Commission File Number)     (IRS Employer
                                                       Identification No.)

    NO. 5A, ZUANSHI GE, FUQIANG YI TIAN MING YUAN,            518000
       FU TIAN QU, SHENZHEN CITY, P.R. CHINA
     (Address of principal executive offices)               (Zip Code)

                                086-755-83570142
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

BACKGROUND

      On August 4, 2006, the Issuer entered into an agreement and plan of merger with XY Acquisition Corporation ("XY"), Home System Group, Inc. ("HSG"), Cheung Kin Wai, Li Wei Qiu, Ye Bo Quan, Li Shu Bo, Huang Jian Wei, Value Global International Limited, Simple (Hong Kong) Investment & Management Company Limited, First Capital Limited, Shenzhen Dingyi Investment Company Limited, China US Bridge Capital Limited (the "Merger Agreement"). The transaction described in the Merger Agreement is hereinafter referred to as the "Merger Transaction."

      Prior to the completion of the Merger Transaction on August 4, 2006, XY Acquisition Corporation was a Nevada corporation and a wholly owned subsidiary of the Issuer.

      Prior to the completion of the Merger Transaction on August 3, 2006, Cheung Kin Wai, Li Wei Qiu, Ye Bo Quan, Li Shu Bo, Huang Jian Wei, Value Global International Limited, Simple (Hong Kong) Investment & Management Company Limited, First Capital Limited, Shenzhen Dingyi Investment Company Limited, China US Bridge Capital Limited were the shareholders of HSG (the "HSG Shareholders"). In addition, Cheung Kin Wai and Cheung Kin Wai are the two only directors of HSG.

      Pursuant to the Merger Agreement, XY merged with HSG, with HSG as the survivor of the merger. As a result of the Merger Transaction, HSG became a wholly owned subsidiary of the Issuer, which, in turn, made the Issuer the indirect owner of the Chinese operating company OCIL.

      Under the Merger Agreement, in exchange of surrendering their shares in HSG, the HSG Shareholders received stock consideration consisting of 8,000,000 newly issued shares of the Issuer's common stock, which were divided proportionally among the HSG Shareholders in accordance with their respective ownership interests in HSG immediately before the completion Merger Transaction.

      The understanding amongst the parties was that Zujun Xu (sole board member and officer) would resign all corporate offices and as a director of the Company, and in turn make certain appointments as is set forth below. The appointments to the Board of Directors will become effective pursuant to Rule 14f-1promulgated under the Securities Exchange Act of 1934.

RESIGNATION OF ZUJUN XU

      On August 16, 2006 Zujun Xu Liu resigned all corporate offices and as a Director of the Company (subject to the requirements set forth on Schedule 14F-1 filed by the Company). There was no disagreement between Mr. Xu and the Company in any respects.

APPOINTMENT OF LI WEI QIU AND CHEUNG KIN WAI AS DIRECTORS

      On August 17, 2006 the Board of Directors appointed Li Wei Qiu and Cheung Kin Wai to serve as a member of the Board of Directors of the Company, with Li Wei Qiu serving as Chairman of the Board of Directors. Each of Li Wei Qiu and Cheung Kin Wai does not hold any other directorships with reporting companies in the United States. There are no family relationships between Li Wei Qiu and Cheung Kin Wai and the directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers. During the last two years, there have been no transactions, or proposed transactions, to which the Company was or is to be a party, in which Li Wei Qiu and Cheung Kin Wai (or any member of his immediate family) had or is to have a direct or indirect material interest. There are no employment agreements between the Company and Li Wei Qiu and Cheung Kin Wai.

APPOINTMENT OF LI WEI QIU, CHEUNG KIN WAI AND LIU JING AS OFFICERS

LI WEI QIU, CHIEF EXECUTIVE OFFICER

      Mr. Li Wei Qiu was appointed Chief Executive Officer of the Company on August 17, 2006. Mr. Li Wei Qiu, age 46, was Chairman of Oceanic International Company Limited, the Company's subsidiary, since 2003. Since 1998 Mr. Li Wei Qiu has been the Chairman and Chief Executive Officer at Zhongshan City Wei He Electronics Manufacturing Company Limited.

      Mr. Li Wei Qiu does not hold any directorships with reporting companies in the United States. There are no family relationships between Mr. Li Wei Qiu and the directors, or executive officers, of the Company. During the last two years, there have been no transactions, or proposed transactions, to which the Company was or is to be a party, in which Mr. Li Wei Qiu (or any member of his immediate family) had or is to have a direct or indirect material interest.

      There are no employment agreements between the Company and Li Wei Qiu.

CHEUNG KIN WAI, CHIEF FINANCIAL OFFICER

      Mr. Cheung Kin Wai was appointed Chief Financial Officer of the Company on August 16, 2006. Mr. Cheung Kin Wai, age 46, was Chairman and Chief Executive Officer of Zhongshan City Kang Teng Trading Company Limited from 1998 to 2003. Mr. Cheung Kin Wai has been an Administration Manager at Oceanic International Company Limited, the Company's largest subsidiary, since 2003.

      Mr. Cheung Kin Wai does not hold any directorships with reporting companies in the United States. There are no family relationships between Mr. Cheung Kin Wai and the directors, or executive officers, of the Company. During the last two years, there have been no transactions, or proposed transactions, to which the Company was or is to be a party, in which Mr. Cheung Kin Wai (or any member of his immediate family) had or is to have a direct or indirect material interest.

      There are no employment agreements between the Company and Cheung Kin Wai.

LIU JING, SECRETARY

      Liu Jing was appointed Chief Financial Officer of the Company on August 17, 2006. Ms. Liu Jing, age 36, is Secretary of Oceanic International Company Limited, the Company's largest subsidiary, since 2004. From 2001 to 2004 Ms. Liu Jing was a Manager of Foreign Trade Department of Zhongshan City Hua Jie Steel Tube Group Limited.

      Liu Jing does not hold any directorships with reporting companies in the United States. There are no family relationships between Liu Jing and the directors, or executive officers, of the Company. During the last two years, there have been no transactions, or proposed transactions, to which the Company was or is to be a party, in which Liu Jing (or any member of her immediate family) had or is to have a direct or indirect material interest.

      There are no employment agreements between the Company and Liu Jing.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2006                     SUPREME REALTY INVESTMENTS, INC.


                                          --------------------------------
                                          Li Wei Qiu
                                          Chairman of the Board &
                                          Chief Executive Officer